CALVERT BALANCED FUND

CALVERT EMERGING MARKETS EQUITY FUND

CALVERT EQUITY FUND

CALVERT INTERNATIONAL EQUITY FUND

CALVERT INTERNATIONAL OPPORTUNITIES FUND

CALVERT MID-CAP FUND

CALVERT SMALL-CAP FUND

Supplement to the Prospectus dated February 1, 2018 as revised April 5, 2018

The following is added after the ninth paragraph under “Portfolio Managers” in “Management of Fund Investments”:

Calvert Mid-Cap Fund. The portfolio manager of the Fund is Charles B. Gaffney (since December 31, 2016). Mr. Gaffney is a Vice President of CRM and has been an employee of the Eaton Vance organization for more than five years. He currently manages other funds and portfolios.

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